Next-Generation Cancer Therapeutics February 2015 Exhibit 99.1

Safe Harbor Statement      NASDAQ: SRNE
This presentation contains "forward-looking statements" as that term is defined under the Private Securities Litigation
Reform Act of 1995 (PSLRA), including statements regarding expectations, beliefs or intentions regarding our business, technologies and products strategies or prospects.  Such forward-looking statements are characterized by future or conditional verbs such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate” and “continue” or similar verbs.  Actual results may differ from those projected due to a number of risks and uncertainties, including, but not limited to, the possibility that some or all of the pending matters and transactions being considered by the Company may not proceed as contemplated, as well as risks inherent in additional financing, developing and obtaining regulatory approvals of new, commercially-viable and competitive products and product candidates, including timelines, the size of clinical trials, sufficiency of data from those trials and the requirements of the FDA for potential approval of Cynviloq™
and by all other matters described in the Company's filings with the Securities and Exchange Commission, including the risk factors set forth therein. These statements are made based upon current expectations that are subject to risk and uncertainty and information available to the Company as of the date of this presentation. The Company does not undertake to update forward-looking statements in this presentation to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking information. Assumptions and other information that could cause results to differ from those set forth in the forward-looking information can be found in the Company's filings with the Securities and Exchange Commission, including its most recent periodic report. We intend that all forward-looking statements be subject to the safe-harbor provisions of the PSLRA.

Cytotoxics
CYNVILOQ™
Targeted Therapy
MYC inhibitor
TRAIL modulator
Immunotherapy
PD-1, PD-L1, CTLA-4
Bispecific Abs
Targeted Therapy
Anti-VEGFR2 ADC
Anti-c-MET ADC
Bispecific ADC
Adoptive Cellular
Immunotherapy
Chimeric Antigen Receptor
Tumor-attacking Neukoplast ®
(Partnership with Conkwest)
RTX
Intractable
Cancer Pain
A Comprehensive Oncology Company
Deep and Complementary Pipeline Creates Significant Opportunities-
Novel breakthrough combination therapeutic regimens and modalities to attack cancer
Significant reduction in clinical development costs and timeline
Significant commercial edge in future drug pricing
CYNVILOQ, CAR.TNK, CAR.TNK (Chimeric Antigen Receptor Tumor-attacking Neukoplast)  are trademarks owned by Sorrento Therapeutics, Inc.
Neukoplast is a trademark owned by Conkwest, Inc.
Small
Molecules
Biologics
Cell
Therapy
Supportive
Care

Corporate Events Validate and Advance Sorrento
Pipeline Unlocking Significant Value
“The
Immunotherapy
Antibody
Company”
Exclusive global partnership with Conkwest to develop next generation anti-cancer cellular immunotherapy with "Off-the-Shelf" CAR.TNK™
(Chimeric
Antigen
Receptor
Tumor -attacking
Neu Koplast)
First joint venture with NantWorks and Abraxis BioScience Inc. founder, Dr. Patrick Soon-
Shiong, to develop next generation immunotherapies for the treatment of cancer and autoimmune disease.
G-MAB
ADC
Licensing agreement to develop and commercialize anti-PD-L1 mAb with Lee’s
Pharmaceutical for greater Chinese Market
Exclusive research and option agreement to generate and develop antibody-drug conjugates (ADCs) with Morphotek / Eisai
CYNVILOQ
Patient enrollment in TRIBECA registration trial completed. Pilot PK suggests bioequivalence (BE) between Cynviloq and albumin-bound paclitaxel
C A R
T N K

Deep and Complementary Pipeline Creates
Significant Opportunities
* TRIBECA 505 (b)(2) Bioequivalence trial versus albumin-bound paclitaxel (Abraxane
®
) (paclitaxel albumin-bound particles for injectable suspension) (albumin-
bound), Abraxane®
is a registered trademark of and marketed by Celgene Corp.
PDL1.TNK, CD123.TNK, ROR1.TNK, PSMA.TNK are trademarks owned by Sorrento Therapeutics, Inc.
CYNVILOQ™
G-MAB
Bi-Specific Ab
RTX
Immuno-oncology
> PD-L1, PD1, CD47, CD137
VEGFR2, c-MET, CXCR5
Intractable Cancer Pain
INDICATION
> TARGET
Metastatic Breast Cancer
Non-Small Cell Lung Cancer
T R I B E C A*
Registration trial completed
PHASE 3 PHASE 2 PHASE 1 PRECLINICAL
Solid tumors and hematological malignancies
ADC
MYC Inhibitor
PD-L1.TNK, CD123.TNK, ROR1.TNK,  PSMA.TNK
PD-L1/c-MET; PD-L1/CTLA-4, PD-L1/EGFR

6 Lead Oncology Product Opportunity Cynviloq Registration Trial (Paclitaxel polymeric micelle)

Mean size
~25 nm
Cynviloq
paclitaxel
polymeric micelle
Chemical polymer:
Poly-lactide and
polyethylene glycol
diblock copolymer
3
>300 mg/m
2
(up to 435 mg/m )
Albumin-bound
paclitaxel
Mean size
130 nm
Biological polymer:
Donor-derived human
serum albumin (HSA)
2
260 mg/m
2
Taxol
®
paclitaxel
Cremophor EL excipient:
Polyoxyethylated
castor oil
Formulation Generation
1
175 mg/m
2
Maximum
Tolerated Dose
Peak
Product Sales
~ $1.6B (WW in 2000)
$ 2.2 B* (2020)
MBC, NSCLC, PC
Conversion of
paclitaxel sales +
new indications
*Celgene Presentation at JPM Healthcare Conference Jan 2015
Cynviloq: Next Generation Paclitaxel Therapy
2
st
nd
rd

Cynviloq Clinical Development Summary
Phase 1:
Trials established MTD at >300 mg/m 2 - Dana Farber Cancer Inst, Russia, & S. Korea
(total n=80)
>300 mg/m
2
(q3w) vs. 175 mg/m
2
(Taxol; weekly)
Phase 2:
Completed trials in MBC, NSCLC, PC, OC, BC; in US - Yale Cancer Center, Russia, S. Korea (total n=259)
Possible Phase 3 sNDA programs in these tumor types
Phase 2b*:
Chemo-naïve Stage IIIb/IV NSCLC vs Taxol in S. Korea (total n=276; Cynviloq n=140)
230
mg/m²
+ cis (q3w) vs. Taxol 175 mg/m
2
+ cis; non-inferiority established
Phase 2*:
1st line treatment of OC vs Taxol in S. Korea (total n=100; Cynviloq n=50)
260 mg/m
2
+ carbo (q3w) vs. Taxol 175 mg/m
2
+ carbo; non-inferiority established
Phase 3:
MBC in S. Korea (total n=209; Cynviloq n=105 vs Taxol n=104)
GPMBC301. An Open-label, Randomized, Parallel, Phase 3 Trial to Evaluate the Efficacy and Safety of Cynviloq compared to Genexol®
(Paclitaxel with Cremophor EL) in Subjects with Recurrent or Metastatic Breast Cancer)
PM-Safety:
Completed for MBC and NSCLC (total n=502)
Efficacy and safety data supportive of 505(b)(2) submission
Total number of patients across all trials: 1,260
Data on file; * Investigator Initiated Study

Comparative Phase 3 MBC Clinical Results
*     Trieu et al. 2013. IG-001 for Metastatic Breast Cancer- Interim Analysis of a Phase 3 Trial. 4 Nanomedicine Conference, Sydney, Australia.
**    Gradishar et al. 2005. J Clin Oncol, 23:7794-7803.
***   Guan et al. 2007. ASCO Annual Meeting Proceedings Part I. Jun 20;25 (Suppl 18):1038.
Overall
Response
Rate (%)
th

Bioequivalence = Accelerated Pathway to Market
T R I B E C A™
Albumin-bound
paclitaxel
(n = 27)*
Cynviloq
(n = 27)*
Cynviloq
Albumin-bound
paclitaxel
Key Parameters:
Cycle 1
Cycle 2
- Patients with MBC
Note: Previous trial size estimate of 100 patients was based on PK simulation of albumin-bound paclitaxel and Cynviloq historical data with both drugs given at different doses and infusion rates.
Based on the
recent positive initial PK data and subject to FDA guidance, 53 patients may be sufficient to establish BE.
T R I B E C A™ (TRIal establishing BioEquivalence between Cynviloq™ and Albumin-bound paclitaxel) is a trademark owned by Sorrento Therapeutics, Inc.
• Dose: 260 mg/m
2
•
Infusion time: 30 min
• Duration: 3 weeks +
crossover for 3 weeks
• Endpoints: AUC and C
max
(90% CI)
(TRIal establishing BioEquivalence between Cynviloq™ and Albumin-bound paclitaxel)

Pilot PK Data Analyses Suggest
BE vs.
Albumin-Bound Paclitaxel
Parameters
Ratio of Cynviloq/
Albumin-bound paclitaxel
(%)
90% CI
Ln(AUC
0 to
) 109.1 93.98 – 126.58
Ln(C
max
) 102.5 83.10 – 126.35
Point estimate
110 - Ln(AUC
0 to
)
N = 53 with 90% power
BE Assessment and Sample Size Estimate
Log
-linear Plot (n=8)

TRIBECA Patient Enrollment Completed
54 pts
Patients from recruited from sites in East Europe, USA and Asia
Total 111 patients enrolled  (expanded safety data)
Initial reported AEs consistent with historical nab-paclitaxel toxicity profile

Estimated Timeline and Next Steps*
First patient dosed: March 31,
2014
Last patient in: January 2015
NDA filing: Q3 2015
Product launch (MBC and NSCLC): 2016
BE
Study
2014
2015
NDA
Filing
2016
FDA
Approval
LAUNCH
2016
*Estimates, subject to discussions with the FDA.

14 Intractable Cancer Pain Resiniferatoxin (RTX): A Novel, Non-opiate Analgesic RTX

Intraganglionic:
injection into or
near the dorsal root ganglion
Intrathecal:
injection into the
cerebrospinal fluid space
Two Injection Sites =
Two Products for Human Use
Cross Sections of
spinal cord*
Absence of TRPV1-
positive cells after RTX
treatment
TRPV1-positive cells
(dark brown)
* Adapted from Karai et al., 2004
Dorsal root ganglion

Summary of Interim Data from the Phase 1/2 NIH
Sponsored Trial
No unexpected
toxicities
All 6 patients had near
complete relief post-
injection
100% of non-ambulatory
patients could walk post
injection (n=2)
MTD not reached,
additional dose
optimization being
explored
RESULTS
Clinically meaningful
improvement in QOL
Improved pain scores with
increased activity
DESIGN OVERVIEW
6 advanced cancer patients with severe refractory pain received a single injection of RTX.
Neuropathic pain, visceral and bone pain 2
o
to bone metastases
(49-61 years; 4 M/ 2F, MBC, H&N, pancreatic, lymphoma, SCLC, endometrial cancer).

Next Steps for RTX Development
~3 years for clinical development
Complete intractable cancer pain clinical Phase 1/2
trial (intrathecal injection) under Sorrento IND;
n=45-60 patients; optimization of dosing study
End of Phase 2 meeting with FDA (for intrathecal injection)
Initiate Phase 3 (intrathecal injection)
Phase 1/2 trial(s) (intraganglionic injection)
End of Phase 2 meeting with FDA (for intraganglionic injection)
OBJECTIVES
for
2015 and 2016

18 Immunotherapy Programs G-MAB + Neukoplast + Proprietary Toxins & Conjugation Chemistries

G-MAB: Library of Therapeutic Antibodies
High Value Oncology Targets:
Immune modulation: PD-1, PD-L1, CD47
Antibody Drug Conjugates: VEGFR2, c-Met
Size of Target Antigen
Proprietary technology:
RNA amplification used for library
generation
Freedom-To-Operate
Very high library diversity:
2.1 x 10
16
distinct antibodies
Fully human antibodies
High successful screening hit rate
(over 70 targets screened)
Ideal for CAR-Generation
Difficult Targets:
Small Peptides
Most Difficult Targets:
G Protein-Coupled Receptors (GPCRs)
No stacking royalties

Anti-PD-L1 mAb Exhibits Potent Activity
Immune Modulation*
Tumor Mouse Model**
***
* mAbs @ 0.05 mg/mL
** xenograft model using H1975 human NSCLC cells; % inhibition relative to control mAb treatment
*** p<0.05, mean tumor volumes are significantly reduced in STI-A1010 group versus control groups as determined by Mann-Whitney u-test
Competitor mAb
Sorrento mAb
Day

21 Competitor mAb Sorrento mAb Anti-PD1 mAb Exhibits Excellent Activity Immune Modulation* Target Specificity Control Sorrento mAb Human PD1 Cyno PD1 Human CTLA-4 Human CD28 Human ICOS PBS control

K-Lock
C-Lock
C-Lock conjugation
Enhances ADC stability
Prolongs PK profile
Reduces off-target effects
Maleimide conjugation
Destabilizes antibody structure
Drug-antibody linkage not stable
Altered PK profile
Off-target drug effects
Proprietary K-Lock and C-Lock Conjugation
Chemistries Enable Homogeneous ADCs

Proprietary High Potency Duostatin Toxins
EC
50
(pM) Cancer Her-2 DM1 MMAE Duostatin 3
SBKR3 Breast +++ 95 72 30
HCC1954
Breast +++
124 78 68
BT474
Breast +++
818 126 214
MDA-MB-361 Breast +++ 218 151 35
ZR75 Breast +++ 215 298 264
HCC1419 Breast +++ 391 271 332
MDA-MB-453 Breast ++ 1,877 >100,000 452
MDA-MB-175
Breast +
>100,000 1,348 425
N87 Gastric
+++
368 139 260
OE-19 Gastric
+++
176 164 130
SKOV-3 Ovarian +++ 150 251 144
Trastuzumab was used as targeting mAb

VEGFR2-ADC STI-D0168 c-MET-ADC STI-D0602
In Vivo Proof-of-Concept of Sorrento ADCs
A431 squamous-cell carcinoma cells;  ^indicates dosing
U87 xenograft; dosing twice weekly; maytansinoid drug conjugates

“The Immunotherapy Antibody JV Company”
Independent company focused
on advancing next generation immunotherapies against cancer and auto-
immune diseases.
Both companies will contribute to its pipeline of clinical and preclinical assets of novel and proprietary immunotherapies, ADCs, and bispecific antibodies.
Joint venture will draw from NantWorks’ proteomic and genomic capabilities and Sorrento’s industry-leading, highly diverse G-MAB library.

AN EXCLUSIVE JOINT PARTNERSHIP 26 CAR.TNK is a trademark owned by Sorrento Therapeutics, Inc. Neukoplast is a trademark owned by Conkwest, Inc.

Advancing Cellular Immunotherapy
Beyond CAR-T Cell Therapies
Neukoplast® NK cell line
(“off-the-shelf”)
Broad anti-cancer activity in
solid and liquid tumors
No clinical DLTs/SAEs in
over 40 patients treated
Advanced proteomics platform
Proprietary gene insertion
(without use of lentiviruses)
‘GMP in a Box’ production
technology
G-MAB

High successful screening rate
(over 70 targets screened)
Proprietary technologies with
FTO
Vast diversity human antibody
library

CAR.TNK vs CAR-T: Key Differentiators
Simple: Off-the-shelf universal product
CAR-modified Neukoplast cells
Cell Production
Transduction
characteristics
100%: Master cell bank with
100% of cells expressing CAR
MOA
Broad: Multiple MOAs, targeting and
killing through CAR-dependent and
innate mechanisms
(“off-target / on-tumor”)
Safety
Good: On-target / off-tumor effects
limited due to short half life and lack
of IL-6 production
COGS
Low: large scale bioreactor
manufacturing for many patients
Invasive: Autologous (patient-derived)
invasive procedure/leukapheresis
Variable %: Variable CAR
transfection & expression
Limited: Requires co-stimulators
(CD80, CD86) not present in many
solid tumors
Poor: Cytokine release syndrome, ICU;
Prolonged bone marrow suppression;
Cardiotoxicity; Reported cases of
encephalitis; Death
High: requires individual patient
processing
CAR.TNK CAR-T

Unmodified Neukoplast Clinically Validated In Several
Phase 1 Studies
More than 40 patients treated
Advanced metastatic disease refractory to chemo, biologics, cytokines, radiation, and surgery
Many patients received multiple dosing regimens (up to 6 months)
Promising activity against different cancer types, including acute myelogenous leukemia (AML), lymphoma (NHL, HL), melanoma, renal cell cancer (RCC), and lung cancers (SCLC, NSCLC)
No DLTs; only 1 “grade 4 SAE” (hypoglycemia likely related to tumor lysis)

-5000
0
5000
10000
15000
20000
25000
30000
35000
PHA Allogeneic Donor NK-92
CPM
Lymphocytes from 2 healthy donors co-cultured with each other vigorous proliferation
Co-cultured with Neukoplast (7 days) no proliferation
Gold: Donor 1
Aqua: Donor 2
T cell Proliferation measured using
Mixed Lymphocyte Reaction (MLR) Culture Assay
Neukoplast do not stimulate allogeneic T cells
Neukoplast
PHA Allogeneic Donor

CAR.TNK: CAR-modified Neukoplast
Clonal cell lines expressing one or more CARs to establish a range of distinct products
Multiple killing mechanisms - CAR-targeted as well as broad intrinsic anti-cancer activity of Neukoplast (“off-target / on-tumor”)
Engages the adaptive immune system through cytokine secretion and immune cell recruitment
Titratable: repeat dosing option; controllable dose exposure to manage safety risk

Serial Killing of Her2+ Cells by Her2.TNK Cells
Homing to Her2 expressing tumors
Inhibition of Her2+ RCC metastasis
Selective cytotoxicity (spares normal cells)
Schoenfeld et al. Mol Therapy, in press
IN VIVO PRECLINICAL MOUSE DATA
Growth inhibition and killing correlate
with Her2 expression levels
“Serial killing” of Her2+ target cells
even after gamma radiation with 10 Gy

33 Her2.TNK Demonstrate Tumor Homing and Potent Anti-Glioma Activity in Mice Schoenfeld et al. Mol Therapy, in press Tumor homing of CAR.TNKs Intracranial LN-319 glioblastoma xenografts in NSG mice

Prospective CAR.TNKs for Development
(Initial List)
Target Potential Indication(s)
EGFRviii.TNK Glioma
EphA3.TNK Glioma, AML
L1CAM.TNK Gastric, pancreatic, NSCLC
CSPG4.TNK H&N, breast, mesothelioma
BCMA.TNK Myeloma
ROR1.TNK CLL, ALL, MCL, breast, lung, pancreas
PSMA or
PSCA.TNK
Prostate
PDL1.TNK Myeloma, RCC, NSCLC, TNBC
CS1.TNK Myeloma
CD123.TNK AML
CD19.TNK CLL, ALL
CD22.TNK CLL, ALL
CAR targets jointly selected by the
Steering Committee
Lead company will be responsible for
all pre-clinical and clinical development,
regulatory filings, and
commercialization
Profit sharing on all CAR.TNKs
revenues proportional to contribution
EGFRviii.TNK, EphA3.TNK, L1CAM.TNK, CSPG4.TNK, BCMA.TNK, ROR1.TNK, PSMA.TNK, PCMA.TNK, PDL1.TNK, CS1.TNK, CD123.TNK, CD19.TNK, CD22.TNK are trademarks owned by Sorrento Therapeutics, Inc. 34

Next Steps for CAR.TNK Development
H1 2015
Generation of CARs
H2 2015
Generation and evaluation of stable CAR.TNK cell lines
2016
IND-enabling studies, IND submission, and initiation of Phase 1 studies

Cytotoxics
CYNVILOQ™
Targeted Therapy
MYC inhibitor
TRAIL modulator
Immunotherapy
PD1, PD-L1, CTLA-4
Bispecific Abs
Targeted Therapy
Anti-VEGFR2 ADC
Anti-CMET ADC
Bispecific ADC
Adoptive Cellular
Immunotherapy
Chimeric Antigen Receptor
Tumor-attacking Neukoplast ®
(Partnership with Conkwest)
RTX
Intractable
Cancer Pain
A Comprehensive Oncology Company
Deep and Complementary Pipeline Creates Significant Opportunities-
Novel breakthrough combination therapeutic regimens and modalities to attack cancer
Significant reduction in clinical development costs and timeline
Significant commercial edge in future drug pricing
CYNVILOQ, CAR.TNK, CAR.TNK (Chimeric Antigen Receptor Tumor-attacking Neukoplast)  are trademarks owned by Sorrento Therapeutics, Inc.
Neukoplast is a trademark owned by Conkwest, Inc.
Small
Molecules
Biologics
Cell
Therapy
Supportive
Care

Next-Generation
Cancer Therapeutics
Henry Ji, Ph.D.
President and CEO
hji@sorrentotherapeutics.com
(858) 668-6923
George Uy
Executive Vice President and CCO
guy@sorrentotherapeutics.com
(661) 607-4057
CONTACT: